Exhibit 77Q1(a)

Articles of Amendment of American Century Asset Allocation Portfolios, Inc.,
dated December 16, 2010, (filed as Exhibit (a)(4) to Post-Effective
Amendment No. 15 to the Registrant’s Registration Statement filed on
Form N-1A on December 29 2010, File No. 333-116351, and incorporated herein by reference.)